Principal Funds, Inc.
Supplement dated June 17, 2022
to the Prospectus dated March 1, 2022
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR INFLATION PROTECTION FUND
In the Sub-Advisor and Portfolio Manager section, under BlackRock Financial Management, Inc., add the following alphabetically to the list of portfolio managers:
David Rogal (since 2022), Managing Director

SUMMARY FOR INTERNATIONAL FUND I
Effective July 1, 2022, delete the Annual Fund Operating Expenses table and replace with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Inst.	R-1	R-3	R-4	R-5	R-6
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	0.35%	0.25%	0.10%	N/A	N/A
Other Expenses	0.18%	0.57%	0.36%	0.32%	0.30%	0.05%
Total Annual Fund Operating Expenses	0.83%	1.57%	1.26%	1.07%	0.95%	0.70%
Expense Reimbursement (1)	(0.04)%	N/A	N/A	N/A	N/A	(0.01)%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.79%	1.57%	1.26%	1.07%	0.95%	0.69%

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Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.79% for Institutional Class shares. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.04% (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 28, 2023 for Class R-6 shares and February 29, 2024 for Institutional Class shares; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.

Effective July 1, 2022, delete the Example section and replace with the following:
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 year	5 year	10 year
Institutional Class	$81	$261	$457	$1,022
Class R-1	160	496	855	1,867
Class R-3	128	400	692	1,523
Class R-4	109	340	590	1,306
Class R-5	97	303	525	1,166
Class R-6	70	223	389	870

SUMMARY FOR OVERSEAS FUND
SHARE CLASS CONVERSION NOTICE: On June 14, 2022, the Fund’s Board of Directors approved the conversion of the Fund’s Class R-1 shares into Class R-3 shares. Following the close of business on or about January 13, 2023, Class R-1 shares of the Fund will automatically convert into Class R-3 shares of the Fund on the basis of the share classes’ relative net asset values on such date. The conversion will not result in the imposition of any charges. As a result of the conversion, the affected shareholders will be in a better position with respect to expenses, as expenses are lower for Class R-3 shares than for the current Class R-1 shares. The Fund expects these share class conversions will not constitute taxable sales or exchanges to shareholders.
On or about January 13, 2023, delete references to Class R-1 shares of this Fund from the Prospectus.
In the Purchase and Sale of Fund Shares section, after the second paragraph, add the following paragraph:
Effective as of the close of the New York Stock Exchange on July 20, 2022, Class R-1 shares will no longer be available for purchase except in limited circumstances.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
In the column of the Strategy and Risk Table for Global Emerging Markets, delete the row for Commodity-Related Investments and replace with the following:

INVESTMENT STRATEGIES AND RISKS	GLOBAL EMERGING MARKETS
Commodity-Related Investments	Non-Principal

MANAGEMENT OF THE FUNDS
In The Sub-Advisors section, under Sub-Advisor: BlackRock Financial Management Inc., add the following alphabetically to the list of portfolio managers:
David Rogal has been with BlackRock since 2009. He earned a B.A. degree in Economics and Biology from Cornell University in 2006.
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